SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                      ____________________


                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
           of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 20, 1997


   Decade Companies Income Properties -  A Limited Partnership
     (Exact name of registrant as specified in its charter)


       Wisconsin             0-21455               39-158732
    (State or other         (Commission        (I.R.S. Employer
    jurisdiction of        File Number)       Identification No.)
    incorporation)


250 Patrick Blvd., Brookfield, WI                    53005
(Address of principal executive offices)          (Zip Code)


                         (414) 792-9200
      (Registrant's telephone number, including area code)

                      ____________________

ITEM 5

     On March 20, 1997, the U.S. District Court for the Eastern District of Wisconsin dismissed, pursuant to the stipulation of the parties, Decade Companies Income Properties--A Limited Partnership ("DCIP") and Decade Companies lawsuit against Arnold Leas, Wellington Management Corporation, and WMC Realty Inc. (and the Defendants' counterclaims against DCIP and Decade Companies) pending in the Eastern District of Wisconsin.

     The lawsuit was dismissed pursuant to a settlement agreement dated March 13, 1997, between the parties. Pursuant to the settlement agreement, Jeffrey Keierleber, an individual who is a general partner in Decade Companies (the General Partner of DCIP) has agreed to purchase certain limited partnerships interests for prices between $592.50 and $605 (including commissions) until May 5, 1997, provided that the limited partnership interests are acquired by isolated transactions that do not give rise to general solicitation or a tender offer. Pursuant to the settlement agreement, each party (and their affiliates) agreed that for a period of ten years from March 13, 1997, neither they nor any affiliate will: (a) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities (including partnership interests) or direct or indirect rights or options to acquire any securities of any Decade or Wellington sponsored partnership or an affiliate of the parties, as the case may be; (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission) or seek to advise or influence any person or entity with respect to the voting of any voting securities of any Decade or Wellington sponsored partnership or an affiliate: (c) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to any voting securities of any Decade or Wellington sponsored partnership or an affiliate; or (d) otherwise act, alone or in concert with others, to seek to control or influence the management, the general partner or policies of any Decade or Wellington sponsored partnership or an affiliate.

A copy of the settlement offer is filed herewith and the terms are incorporated by reference.

Exhibit 99.1                       Settlement Agreement, dated
                                        March 13, 1997


               Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                         DECADE COMPANIES INCOME PROPERTIES -
                         a Limited Partnership



                         By: /s/ Jeffrey L. Keierleber
                             Jeffrey L. Keierleber, President
                               Individual General Partner of Decade
                               Companies, General Partner of
                               Decade Companies Income Properties

Date:  March 26, 1997.